UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2005

CAM COMMERCE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-16569	95-3866450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17075 Newhope Street
Fountain Valley, California 92708
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (714) 241-9241

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

The following information is furnished pursuant to this Item 2.02 of Form 8-K. On February 1, 2005, CAM Commerce Solutions, Inc. announced its financial results for the three months ended December 31, 2004 pursuant to a press release, a copy of which is attached as Exhibit 99.1 to this report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(c)     Exhibits

99.1          Press Release dated February 1, 2005 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM COMMERCE SOLUTIONS, INC.

(Registrant)

Date: February 1, 2005	/s/ PAUL CACERES

Paul Caceres Chief Financial and Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated February 1, 2005, issued by CAM Commerce Solutions Corporation